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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2002


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

                  (AS DEPOSITOR UNDER THE POOLING AND SERVICING
               AGREEMENT, DATED AS OF JUNE 1, 2002, PROVIDING FOR
                    THE ISSUANCE OF ASSET BACKED PASS-THROUGH
                          CERTIFICATES, SERIES 2002-4)


                   Option One Mortgage Acceptance Corporation
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             (Exact name of registrant as specified in its charter)
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           Delaware                   333-96403                33-0727357
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

         3 Ada
         Irvine, California                                   92618
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                     Item 601 (a) of
                     Regulation S-K
Exhibit No.          Exhibit No.                Description
-----------          -----------                -----------
1                        5.1                    Opinion and Consent of
                                                Thacher Proffitt & Wood.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 20, 2002

                                           OPTION ONE MORTGAGE
                                           ACCEPTANCE CORPORATION

                                           By /s/ David S. Wells
                                              ---------------------------------
                                           Name:  David S. Wells
                                           Title: Assistant Secretary



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                                  EXHIBIT INDEX


                       Item 601 (a) of
                       Regulation S-K
Exhibit No.            Exhibit No.               Description
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1                        5.1                     Opinion and Consent of Counsel